Investment property	12 Months Ended
Dec. 31, 2022
Investment property [abstract]
Investment property	Investment property

Changes in the Group’s investment property in 2022 and 2021 were as follows:

	2022	2021
Beginning of the year	32,132	31,179
Net loss from fair value adjustment (Note 8)	(2,961)	(4,331)
Reclassification to property, plant and equipment (i)	—	(1,380)
Exchange difference	4,159	6,664
End of the year	33,330	32,132
Fair value	33,330	32,132
Net book amount	33,330	32,132

(i) Relates with the expiration of contracts with third parties.
Investment properties are measured at fair value using a sales comparison approach prepared by an independent expert. Sale prices of comparable properties are adjusted considering the specific aspects of each property, the most relevant assumption being the price per hectare (Level 3). The increase /decrease in the fair value of investment property is recognized in the Statement of income under the line item "Other operating income, net". The Group estimated that, other factors being constant, a 10% reduction on the sales price for the period ended December 31, 2022 and 2021 would have caused a reduction of US$3.3 million and US$3.2 million respectively in the value of the investment properties, which would impact the line item "Net gain from fair value adjustment